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                                                                   Exhibit 10.87

                            VACANCY ESCROW AGREEMENT

     THIS VACANCY ESCROW AGREEMENT ("ESCROW AGREEMENT") is made as of this 5th day of March, 2004, by and among HERITAGE TOWNE CROSSING, L.P., a Texas limited partnership (hereinafter referred to as "HTC"); INLAND WESTERN EULESS LIMITED PARTNERSHIP, an Illinois limited partnership (hereinafter referred to as "INLAND"); and CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as "ESCROW AGENT").

                                    RECITALS:

     A. HTC and Inland Real Estate Acquisitions, Inc. previously entered into that certain agreement dated as of January 8, 2004, as amended (the "AGREEMENT"), with respect to that certain real property known as Heritage Towne Crossing Shopping Center located in Euless, Texas (the "PROPERTY"), as legally described in the Agreement. A copy of the Agreement has been delivered to Escrow Agent and is incorporated by reference herein. Inland Real Estate Acquisitions, Inc. subsequently assigned its interest in the Agreement to Inland by Assignment of Contract effective March 5th, 2004.

     B. Pursuant to the terms of the Agreement, HTC has agreed to deposit with Escrow Agent the sum of Two Hundred Fifty Two Thousand Six Hundred Eighty Four and no/100 Dollars ($252,684.00) (the "ESCROW DEPOSIT") with respect to HTC's obligation to pay certain lease commissions and for payment of landlord work for certain tenant space not leased or fully occupied as of the date hereof (the "VACANT SPACES"), all as described by this Escrow Agreement.

     C. Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. DEPOSIT. HTC hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the sum of Two Hundred Fifty Two Thousand Six Hundred Eighty Four and no/100 Dollars ($252,684.00) as the total Escrow Deposit Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account with a bank, money market account, or other depository reasonably satisfactory to Inland, HTC and Escrow Agent with interest accruing for the benefit of HTC. The federal taxpayer identification of HTC is as follows: 75-2882980.

     2. DISBURSEMENTS. Escrow Agent shall retain the Escrow Deposit in the account, and shall cause the same to be disbursed therefrom as follows:

          (a) TENANT IMPROVEMENT DEPOSIT. That portion of the Escrow Deposit identified as the sum of Two Hundred Ten Thousand Five Hundred Seventy and no/100

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     Dollars ($210,570.00) is hereby referred to as the "TENANT IMPROVEMENT
     DEPOSIT," The Tenant Improvement Deposit is attributable to the Vacant Spaces in the following amounts:

            Suite No. 218    2,210 Sq. Ft.   $ 33,150.00
            Suite No. 230    l,460 Sq. Ft.   $ 21,900.00
            Suite No. 234    l,700 Sq. Ft.   $ 25,500.00
            Suite No. 246    l,360 Sq. Ft.   $ 20,400.00
            Suite No. 250    2,000 Sq. Ft.   $ 30,000.00
            Suite No. 266    2,000 Sq. Ft.   $ 30,000.00
            Suite No. 274    3,308 Sq. Ft.   $ 49,620.00

          The portion of the Tenant Improvement Deposit attributable to an individual Vacant Space may be released by Escrow Agent upon (i) the joint direction of HTC and Inland accompanied by copies of invoices, mechanics lien waivers, affidavits and sworn owner's and contractors statements in the amount of each draw request for all labor and materials for which payment is being requested, properly executed by all contractors, subcontractors, materialmen and HTC, all in such form and content as required to release and waive all lien rights under applicable Texas mechanic's lien statutes and as required by Chicago Title Insurance Company ("CTIC") to obtain an ALTA Form B Owners Title Insurance Policy waiving all mechanic's and materialmen's liens, (ii) a later date of any loan policy issued by CTIC to any lender of Inland, covering the date of disbursements with all exceptions pertaining to mechanic's and materialmen's liens waived or insured over to the satisfaction of Inland, (iii) a certificate of occupancy for the individual Vacant Space, and (iv) an estoppel certificate from the tenant of the Vacant Space, indicating no punchlist or other incomplete construction items. Only one (1) disbursement will be made by the Escrow Agent for each Vacant Space. The portion of the Tenant Improvement Deposit attributable to a particular Vacant Space may not be reallocated by HTC to a different Vacant Space. Any portion of the Tenant Improvement Deposit remaining on the Termination Date shall be released to Inland.

          (b) LEASING COMMISSIONS DEPOSIT. That portion of the Escrow Deposit identified as the sum of Forty Two Thousand One Hundred Fourteen and no/100 Dollars ($42,114.00) is hereby referred to as the "LEASING COMMISSIONS DEPOSIT." The Leasing Commissions Deposit is a reserve for leasing/brokerage commissions attributable to the Vacant Spaces in the following amounts:

            Suite No. 218    2,210 Sq. Ft.   $ 33,150.00
            Suite No. 230    1,460 Sq. Ft.   $ 21,900.00
            Suite No. 234    1,700 Sq. Ft.   $ 25,500.00
            Suite No. 246    1,360 Sq. Ft.   $ 20,400.00
            Suite No. 250    2,000 Sq. Ft.   $ 30,000.00
            Suite No. 266    2,000 Sq. Ft.   $ 30,000.00
            Suite No. 274    3,308 Sq. Ft.   $ 49,620.00

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          Portions of the Leasing Commissions Deposit attributable to the above referenced Vacant Spaces shall be released to HTC from the Escrow Deposit by Escrow Agent upon the joint direction of HTC and Inland accompanied by signed lien waivers and invoices from the applicable real estate brokers and when the tenant of such store space has taken possession of same, opened for business and commenced paying rent on a current basis. The portion of the Leasing Commissions Deposit attributable to a particular Vacant Space may not be reallocated by HTC to a different Vacant Space. Any portion of the Leasing Commissions Deposit remaining on the Termination Date shall be released to Inland.

          (c) INCORPORATION AND RESTATEMENT OF AGREEMENT. All of the terms and conditions of Paragraph 15 of the Agreement are incorporated herein by reference and shall survive the close of escrow of the transaction contemplated by the Agreement. The parties agree that to the extent there are inconsistencies between the requirements set forth in Paragraph 15 of the Agreement and this Escrow Agreement, the terms of this Escrow Agreement shall control. Nothing in this Escrow Agreement shall be deemed to amend the terms of the Agreement with respect to the amounts that are due to either party AS calculated by the terms of the Agreement.

     3. DISPUTES. In the event either party objects to the disbursement of the Escrow Deposit as provided above, the Escrow Agent shall have the right, at its option, either (a) to hold the Escrow Deposit in escrow pending resolution of such objection by mutual agreement of the parties or by judicial resolution of same or (b) to disburse the Escrow Deposit into the registry of the court having jurisdiction over such objection. After any disbursement of the Escrow Deposit under the terms of this Escrow Agreement, Escrow Agent's duties and obligations hereunder shall cease. In the event of any dispute regarding disbursement of the Escrow Deposit, the party ultimately receiving the Escrow Deposit after resolution of such dispute shall be entitled to receive from the other party all the prevailing party's costs and expenses incurred in connection with the resolution of such dispute including, without limitation, all court costs and reasonable attorney's fees.

     4. PERMITTED INVESTMENTS. The Escrow Agent agrees to invest the Escrow Deposit in Permitted Investments, as hereinafter defined. The Escrow Agent shall not invest the Escrow Deposit in any investment that would require the Escrow Agent to pay a penalty for early withdrawal to pay a monthly disbursement. Interest earned on the Escrow Deposit shall be paid to HTC. For tax purposes, interest earned on the escrowed funds shall be for the account of HTC. The term "PERMITTED INVESTMENTS" means:

               (i)    Government Obligations as hereinafter defined;

               (ii) Negotiable or non-negotiable certificates of deposit and time deposits (including Eurodollar certificates of deposit), maturing within ninety (90) days from the date of acquisition, issued by a federally chartered bank having at least $10 billion in total assets (an "APPROVED BANK"); and

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               (iii)  money market funds of Chase Manhattan Bank or Bank of
                      America, N.A.

                           The term "GOVERNMENT OBLIGATIONS" means (a) direct
                      obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) above in this sentence issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, arc not subject to redemption prior to maturity at less than par by anyone other than the owner.

     5. COSTS. The costs of administration of this Escrow Agreement by Escrow Agent shall be paid by Seller. This Escrow Agreement shall be binding upon and inure to me benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Illinois. No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto. This Escrow Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original. If there is any conflict between the terms of this Escrow Agreement and the terms of the Agreement, the terms of the Agreement shall control in all events.

     6. TERMINATION PATE. The Termination Date of this Escrow Agreement is the date which is twenty four (24) months from the date hereof.

     7. NO WAIVER. No delay or leniency of Inland in requiring strict performance of the terms and conditions hereof shall constitute a waiver of its rights hereunder.

     8. NO PLEDGE OR ENCUMBRANCE. HTC shall not, pledge, assign or grant any security interest in the Escrow Deposit nor permit any lien or encumbrance to attach thereto.

     9. NOTICES. All notices, payments, requests, reports, information or demands which any party hereto may desire or may be required to give to any other party hereunder, shall be in writing and shall be personally delivered or sent by telefax (answer back received), or by overnight courier, and sent to the party at its address appearing below or such other address as any other party shall hereafter inform the other party hereto by written notice given as aforesaid:

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     If to HTC, to:                 Heritage Towne Crossing, L.P.
                                    1600 Dallas Parkway, Suite 300
                                    Dallas, Texas  75225
                                    Attention: John Weber
                                    Telephone No.: (972) 739-8400
                                    Telefax No.: (972) 739-8491

     with a copy to:                Heritage Towne Crossing, L.P.
                                    1600 Dallas Parkway, Suite 300
                                    Dallas, Texas   75225
                                    Attention: Wayne R. Miller, Esq.
                                    Telephone No.: (972) 739-8400
                                    Telefax No.: (972) 739-8491

     If to the Purchaser, to:       Inland Western Euless Limited Partnership
                                    2901 Butterfield Road
                                    Oak Brook, IL 60523
                                    Attention: G. Joseph Cosenza
                                    Telephone No.: (630) 218-8000
                                    Telefax No.: (630) 218-4935

     With copy to:                  The Inland Real Estate Group, Inc.
                                    2901 Butterfield Road
                                    Oak Brook, IL 60523
                                    Attention: Robin Rash, Esq.
                                    Telephone No.: (630) 218-8000
                                    Telefax No.: (630) 218-4900

     If to Escrow Agent:            Chicago Title Insurance Company
                                    171 N. Clark
                                    Chicago, IL 60601
                                    Attention: Nancy Castro
                                    Telephone No.: (312) 223-2709
                                    Telefax No.: (312) 223-2108

Except as otherwise specified herein, all notices and other communications shall be deemed to have been duly given on the first to occur of (i) the date of delivery if delivered personally, or (ii) on the date of deposit with the overnight courier if sent by overnight courier or the date of the telefax, if give by telefax. Any party may change its address for purposes hereof by notice to the other. All notices hereunder and all documents and instruments delivered in connection with this transaction or otherwise required hereunder shall be in the English language. Each party shall be entitled to rely on all communications which purport to be on behalf of the party and purport to be signed by an authorized party or the above indicated attorneys. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to HTC and/or Inland.

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     10.  COUNTERPARTS. This Escrow Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart. Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original, The Escrow Agreement may be executed by facsimile.

     11. GOVERNING LAW, JURISDICTION AND VENUE. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Illinois without regard to Texas conflict of laws principles. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall never the less remain effective and shall be enforced to the fullest extent permitted by applicable law, and in lieu such illegal or unenforceable provisions there shall be added automatically as part of this Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

     12. BINDING EFFECT. This Escrow Agreement and all the covenants, promises and agreements contained herein shall be binding upon and inure to the benefit of the respective legal representatives, personal representatives, devisees, heirs, successors and assigns of the HTC and Inland.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

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                    SIGNATURE PAGE FOR ESCROW AGREEMENT AMONG
                         HERITAGE TOWNE CROSSING, L.P.,
                    INLAND WESTERN EULESS LIMITED PARTNERSHIP
                       AND CHICAGO TITLE INSURANCE COMPANY


                           INLAND:

                           INLAND WESTERN EULESS LIMITED
                           PARTNERSHIP, an Illinois limited partnership

                           By: Inland Western Euless GP, L.L.C., a Delaware limited liability company

                                 By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                       By:       /s/ Debra A Palmer
                                             -----------------------------------
                                       Name:     Debra A Palmer
                                             -----------------------------------
                                       Title:    Asst Secretary
                                             -----------------------------------


                           HTC:

                           HERITAGE TOWNE CROSSING, L.P., a Texas limited partnership

                           By: HTC Development, Inc., a Texas corporation, its general partner

                           By:
                                 -----------------------------------------------
                                 John R. Weber, Executive Vice President


                           ESCROW AGENT:

                           CHICAGO TITLE INSURANCE COMPANY
                           By:
                                 -----------------------------------------------
                           NAME:
                                 -----------------------------------------------
                           Title:
                                 -----------------------------------------------

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

                    SIGNATURE PAGE FOR ESCROW AGREEMENT AMONG
                         HERITAGE TOWNE CROSSING, L.P.,
                    INLAND WESTERN EULESS LIMITED PARTNERSHIP
                       AND CHICAGO TITLE INSURANCE COMPANY


                           INLAND:

                           INLAND   WESTERN   EULESS   LIMITED
                           PARTNERSHIP, an Illinois limited partnership

                           By: Inland Western Euless GP, L.L.C., a Delaware limited liability company

                                 By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                           HTC:

                           HERITAGE TOWNE CROSSING, L.P., a Texas limited partnership

                           By: HTC Development, Inc., a Texas corporation, its general partner

                           By:   /s/ John R. Weber
                                 -----------------------------------------------
                                 John R. Weber, Executive Vice President


                           ESCROW AGENT:

                           CHICAGO TITLE INSURANCE COMPANY
                           By:
                                 -----------------------------------------------
                           NAME:
                                 -----------------------------------------------
                           Title:
                                 -----------------------------------------------

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